Long-term debt	12 Months Ended
Dec. 31, 2020
Disclosure Of Detailed Information About Borrowings [Abstract]
Long-term debt
16.	Long-term debt

The transactions during the year ended December 31, 2020 and 2019 and the carrying value of the long-term debt at December 31, 2020 and 2019 were as follows:

	2020	2019
Balance at January 1	$8,834	$125,804
Stated and accreted interest	2,209	7,874
Drawdown on non-revolving line of credit (second term loan)	29,123	—
Drawdown on credit facility	—	18,677
Issuance of secured convertible debentures	2,410	—
Repayment of principal through share issuance	—	(141,536)
Repayment of principal	(165)	(988)
Repayment of stated interest	(1,879)	(3,540)
Foreign exchange revaluation on Credit Facility balance	—	(1,311)
Extinguishment of loans following a debt modification	—	(4,667)
Recognition of loans following a debt modification	—	8,521
Balance at December 31	$40,532	$8,834

At December 31, 2020 and 2019, the carrying amount of the debt comprised the following loans:

	December 31,	December 31,
	2020	2019
First term loan having a principal of $10,000 maturing on April 23, 2024 bearing stated interest of 8% per annum (effective interest rate of 15.05%) 2)	$8,910	$8,669
Second term loan having a principal of $29,123 maturing on April 23, 2024 bearing stated interest of 10% per annum (effective interest rate of 10.47%) 2)	29,123	—
Secured convertible debentures having an aggregate principal amount of $2,410 maturing on March 31, 2022 bearing stated interest of 8% per annum (effective interest rate of 8.24%) 1)	2,499	—
Non-interest bearing government term loan repayable in equal monthly installments of $82 until January 31, 2020 with an effective interest rate of 8.8%	—	165
	$40,532	$8,834
Less current portion of long-term debt	—	(165)
Long-term portion of long-term debt	$40,532	$8,669

1) The secured convertible debentures are secured by all the assets of Fairhaven. The Company’s security interest created pursuant to its consolidated loan agreement with SALP, its parent, is subordinated to the security interest on the Fairhaven assets.

2) The first and second term loans issued under the consolidated loan agreement with SALP are secured by all the assets of the Company and require that certain covenants be respected including maintaining an adjusted working capital ratio.

2020

Concurrently with the Fairhaven acquisition that closed on July 17, 2020, the Company issued secured convertible debentures, or SCD, to certain former Fairhaven shareholders, for an aggregate principal amount of $2,410 and bearing an interest rate of 8% per annum, compounded quarterly. The SCD are due on the earlier of i) March 31, 2022, the maturity date, unless converted into common shares of the Company prior to the maturity date or ii) upon a change of control event. The SCD are secured by all the assets of Fairhaven and rank in priority to the term loans issued under consolidated loan agreement with SALP. At any time prior to the maturity date, the SCD holders have the right to convert the SCD into common shares of the Company. Liminal has the right to convert the SCD into common shares under certain pre-determined events. The five-trading day VWAP of Liminal’s common shares immediately preceding the date of any conversion will be used to determine the number of common shares of the Company that will be issued. The SCD were recorded as financial liabilities. The conversion features were determined to have no value.

At any time prior to the maturity date, the holders, shall have a collective right to purchase additional SCD issued by the Company for an aggregate principal amount of up to $5,740 with substantially the same terms and conditions as set out in the original SCD. If the pre-determined events allowing the Company to trigger the conversion of the SCD occur prior to the maturity date, the Company has the right to require the holders of the SCD to purchase additional SCD for an aggregate principal amount of up to $5,740, which would then be converted into common shares.

On November 11, 2019, the consolidated loan agreement with SALP was amended to provide for a non-revolving line of credit bearing the same terms and conditions as the first term loan. On September 14, 2020, the Company drew down $29,123 on the non-revolving line of credit representing the entire balance available, which resulted in the issuance of the second term loan. The second term loan bears an annual interest rate of 10% compounded monthly and payable quarterly and matures on April 23, 2024.

At December 31, 2020, the Company was in compliance with all of its covenants under its long-term debt agreement.

2019

On February 22, 2019, the Company amended the fourth loan agreement, or credit facility, with the addition of two tranches of US$10 million and US$5 million which the Company drew on February 22 and March 22, 2019 respectively. Those two tranches bear interest at an annual rate of 8.5% payable quarterly. Concurrently with the amendment, the Company agreed to reduce the exercise price of Warrants #9 from $1,000.00 to $156.36 per preferred share and to immediately issue those warrants (note 15). The incremental fair value of the warrant liability of $1,137 due to this change was recognized as deferred financing fees related to the additional two tranches received. The Company recorded the credit facility draws on February 22, 2019 and March 22, 2019 at their fair value at the transaction date less the associated transaction costs and financing fees of $45 and $1,137, respectively, for a net amount of $18,677.

On April 23, 2019, the Company entered into a debt restructuring agreement with the long-term debt holder whereby the entirety of the principal on the credit facility plus a portion of the interest due, the entirety of the First and Second Original Issue Discount, or OID loans and the majority of the Third OID loan would be repaid by Liminal by the issuance of common shares, at a conversion price, rounded to the nearest two decimals, of $15.21 per common share. Consequently, the US$95 million of principal plus interest due on the credit facility was reduced to $663 and the aggregate face value of the three OID loans was reduced by $99,552 to $10,000 with the remaining balance of the Third OID loan modified into an interest-bearing loan, which is referred to as the first term loan, at a stated interest of 10% payable quarterly. This resulted in the reduction of the long-term debt recorded on the consolidated statement of financial position by $141,536. The Company issued 15,050,312 common shares on that date which were recorded in share capital at a value of $228,915. The difference between the carrying amount of the debt converted into common shares and the increase in the value of the share capital is recognized as a loss on extinguishment of a loan of $87,379. The balance of interest due on the credit facility of $663 was paid in cash.

Following the debt restructuring agreement, SALP became Liminal’s majority and controlling shareholder and was thereafter considered Liminal’s parent entity for accounting purposes.

Pursuant to the debt restructuring, the Company cancelled the warrants previously held by SALP and replaced them with new warrants having an exercise price rounded to the nearest two decimals of $15.21 per common share, expiring on April 23, 2027 (note 18c). The incremental fair value of the replacement warrants was recognized in warrants equity and as part of the loss on the debt extinguishment together with the legal fees incurred to finalize all the related legal agreements.

The modification in terms of the remaining balance of the Third OID loan of $10,000, resulting in the first term loan, was accounted for as an extinguishment of the long-term debt and the re-issuance of a new interest-bearing loan. The difference between the carrying amount of the loan extinguished of $4,667 and the fair value of the first term loan of $8,521 recognized was recorded as a loss on debt extinguishment of $3,854. The fair value of the modified loan was determined using a discounted cash flow model with a market interest rate of 15.1%.

As a result of this transaction and the extinguishments of liabilities that occurred earlier in the beginning of 2019 following payments made to suppliers by the issuance of equity (note 18a), the consolidated statement of operations for the year ended December 31, 2019, includes a loss on extinguishment of liabilities of $92,374 detailed as follows:

Loss on extinguishment of liabilities due to April 23, 2019 loan modification
Comprising the following elements:
Debt to equity conversion	$87,379
Expensing of financing fees on loan extinguishment	653
Extinguishment of previous loan	(4,667)
Recognition of modified loan	8,521
Expensing of increase in the fair value of the warrants (note 18c)	408
Loss on extinguishment of liabilities due to April 23, 2019 loan modification	$92,294
Loss on extinguishment of liabilities to suppliers (note 18a)	80
Loss on extinguishments of liabilities	$92,374

2018

In November 2017, the Company entered into a credit facility agreement bearing interest of 8.5% per annum expiring on November 30, 2019. The credit facility comprised two US$40 million tranches which became available to draw down once certain conditions were met. The drawdowns on the available tranches were limited to US$10 million per month.

As part of the agreement, the Company issued 54,000 warrants on November 30, 2017, or Warrants #7, to the holder of the long-term debt in consideration for the credit facility. Further details concerning the warrants are provided in note 18c. At each drawdown, the value of the proceeds drawn are allocated to the debt and the warrants classified as equity based on their fair value.

A royalty agreement between the Company and holder of long-term debt became effective upon drawing on the second tranche of the credit facility and then was subsequently modified as part of the loan modification discussed below. The proceeds to be received upon the first three draws on the second US$40 million tranche was increased from US$10.0 million to US$11.5 million to include the consideration paid by the holder for the royalty commitment (note 31).

In 2018, the Company drew on the remaining US$60 million available on the credit facility throughout the year, bringing the cumulative draws from US$20 million at December 31, 2017 to US$80 million at December 31, 2018.

The table below summarizes by quarter, the impact of the various drawdowns and the royalty proceeds on the consolidated financial statements:

			Allocation of Proceeds
Quarter	US$ proceeds	CA$ equivalent*	Debt *	Warrants *	Royalty liability*
Q1 2018	20,000,000	25,155,000	19,585,372	5,569,628	—
Q2 2018	11,500,000	14,768,300	12,881,631	1,886,669	—
Q3 2018	23,000,000	29,808,690	27,144,445	2,531,438	132,807
Q4 2018	10,000,000	13,280,100	12,109,314	1,170,786	—

*Exceptionally for this table Canadian dollars are not rounded to thousands of dollars.

For the August and September 2018 draws, the holder of the long-term debt used the set-off of principal right under the OID loan agreements to settle $3,917 (US$3 million) of the amounts due to the Company under the royalty agreement by reducing the face value of the second OID loan from $21,172 to $17,255. As a result, the cash proceeds received for those two draws were $25,892.

These transactions were accounted for as an extinguishment of a portion of the OID loan and the difference between the adjustment to the carrying value of the loan of $2,639 and the reduction in the face value of the OID loan of $3,917, was recorded as a loss on extinguishment of liabilities of $1,278.

On November 14, 2018, the Company and SALP modified the terms of the four loan agreements to extend the maturity date of the credit facility from November 30, 2019 to September 30, 2024 and all three OID loans from July 31, 2022 to September 30, 2024. Interest on amounts outstanding on the credit facility to be payable quarterly at an annual rate of 8.5% during the period of the extension. As of July 31, 2022, the OID loans would be restructured into cash paying loans bearing interest at an annual rate of 10%, payable quarterly. The outstanding face values of the OID loans at that date would become the principal amounts of the restructured loans. As additional consideration for the extension of the maturity dates, Liminal agreed to cancel 100,117 existing warrants (Warrants #3 to 7) and issue replacement warrants to SALP, bearing a term of 8 years and exercisable at a per share price equal to $1,000.00 (note 18c). The exact number of warrants to be granted to be set at a number that will result in the holder of the long-term debt having a 19.99% fully-diluted ownership level in Liminal upon issuance of the warrants, which are to be issued no later than March 20, 2019. On November 30, 2018, Warrants #3 to 7 were cancelled and 128,057 warrants to purchase common shares, or Warrants #8, representing a portion of the replacement warrants, were issued. At the end of the agreed upon measurement period for calculating the number of new warrants to be issued, Liminal would issue the remaining replacement warrant under a new series of warrants, or Warrants #9, which would give the holder the right to acquire preferred shares (notes 15 and 18a). The SALP also obtained the Company’s best efforts to support the election of a second representative of the lender to the Board of directors of the Company, and the extension of the security to the royalty agreement.

Management assessed the changes made to the previous agreements and determined that the modification should be accounted for as an extinguishment of the previous loans and the recording of new loans at their fair value determined as of the date of the modification. The fair value of the modified loans, determined using a discounted cash flow model with a market interest rate of 20.1%, was $107,704. Any cost or fees incurred with this transaction were recognized as part of the gain on extinguishment, including legal fees incurred in the amount of $434 and the improvements to the terms of the warrants. To determine this value, the Company estimated the fair value of the vested warrants (Warrants #3 to 7) and the fair value of the new warrants, excluding the 6,000 warrants that were associated with the last draw on the credit facility that occurred on November 22, 2018. The incremental fair value was $8,778 of which $338 pertains to Warrants #9 (note 15).

In addition, the fees incurred in regards of the credit facility, that were previously recorded in the consolidated statement of financial position as other long-term assets and were being amortized and recognized in the consolidated statement of operations over the original term of the credit facility, were recognized as part of the gain on extinguishment for an amount of $3,245.

As a result of this transaction and the extinguishments of debt that occurred earlier in the year following the use of the set-off of principal right by SALP, the consolidated statement of operations for the year ended December 31, 2018, includes a gain on extinguishment of liabilities of $33,626 detailed as follows:

Gain on extinguishment of liabilities due to November 14, 2018 debt modification
Comprising the following elements:
Extinguishment of previous loans	$(155,055)
Expensing of deferred financing fees on credit facility	3,245
Recognition of modified loans	107,704
Expensing of increase in the fair value of the warrants	8,778
Warrants proceeds	(10)
Expensing of legal fees incurred with the debt modification	434
Gain on extinguishment of liabilities due to November 14, 2018 debt modification	$(34,904)
Loss on extinguishment of liabilities due to set-off of principal	1,278
Gain on extinguishments of liabilities	$(33,626)